Waddell & Reed Advisors Funds
                    Value Fund

                    Semiannual
                    Report
                    -----------------
                    December 31, 2002

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        13     Statement of Assets and Liabilities

        14     Statement of Operations

        15     Statement of Changes in Net Assets

        16     Financial Highlights

        20     Notes to Financial Statements

        26     Independent Auditors' Report

        27     Directors & Officers





This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Value Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Value Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF VALUE FUND
------------------------------------------------------------------
     December 31, 2002


Dear Shareholder,

Enclosed is our report on your Fund's operations for the six months ended December 31, 2002.

While the last six months brought a continuation of the geopolitical turmoil and corporate accounting scandals that have dashed investor confidence for most of the year, economic news did turn more positive during the period. The U.S. economy, in fact, has been quite resilient throughout 2002, after enduring many challenges.

The Federal Reserve reduced short-term interest rates on November 6 to
1.25 percent, the lowest level in many years. By December 31, we recognized numerous factors that may point to better economic growth prospects in the future. Consumer spending continues to be the underlying support mechanism, while inflation remains tame and personal income has increased consistently. With meager inflation, low interest rates, manageable debt burdens and rising personal income, we expect the economy to steer clear of the "double dip" recession that has been predicted by some economists.

While we do expect equity market volatility to continue, the underlying trends lead us to believe that the prospects for stocks are positive. We anticipate market support from tax relief and the possible elimination of the double taxation of dividends. While we do not expect returns similar to those experienced in the late 1990s, we believe the equity markets have the potential for positive returns in 2003.

At December 31, virtually all of the primary equity indexes had shown negative returns, although the declines were not as severe as during the first six months of the calendar year. For the last six months, the S&P 500 Index declined 10.30 percent. The other two major indexes suffered nearly as much, with the Nasdaq Composite Index declining 8.73 percent over the last six months and the Dow Jones Industrial Average declining
8.62 percent for the period.

In contrast to stocks, bonds did much better during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index's increase of 6.27 percent for the period. Skepticism surrounding corporate accounting, along with geopolitical uncertainty, has brought out some risk aversion among investors, driving them toward the more conservative fixed income securities. Bond performance over the last six months also has been aided by low and declining inflation rates and an accommodative Federal Reserve.

The very nature of U.S. financial markets is one of fluctuation, of bulls and bears. While ongoing change can be disconcerting, we believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program over time take advantage of opportunities presented by the market's periodic downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.

Respectfully,
Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF VALUE FUND
------------------------------------------------------------------
Value Fund

GOAL
Seeks long-term capital appreciation.

Strategy
Invests, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of the Fund's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation.

Founded
2000

Scheduled Dividend Frequency
Annually (December)

Performance Summary -- Class A Shares
Per Share Data
For the Six Months Ended December 31, 2002
---------------------------------------------
Dividend paid ............  $0.05
                            =====
Net asset value on
  12-31-02 ............... $ 9.08
   6-30-02 ...............   9.89
                           ------
Change per share ......... $(0.81)
                           ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VALUE FUND
------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return (A)
                         Class A                      Class B
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-02   -20.37%      -15.51%         -19.75%       -16.40%
 5-year period
  ended 12-31-02     ---          ---             ---           ---
10-year period
  ended 12-31-02     ---          ---             ---           ---
Since inception
  of Class (F)      -6.96%       -4.23%          -6.58%        -5.18%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)12-15-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C (B)  Class Y (C)
------           -----------  -----------
 1-year period
  ended 12-31-02   -16.28%      -15.20%
 5-year period
  ended 12-31-02     ---          ---
10-year period
  ended 12-31-02     ---          ---
Since inception
  of Class (D)      -5.02%       -3.84%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)12-15-00 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VALUE FUND
------------------------------------------------------------------
Portfolio Highlights

On December 31, 2002, Waddell & Reed Advisors Value Fund, Inc. had net assets totaling $320,758,104 invested in a diversified portfolio of:

 84.24%  Common Stocks
 14.14%  Cash and Cash Equivalents
  1.62%  Preferred Stocks

As a shareholder of Waddell & Reed Advisors Value Fund, Inc., for every $100 you had invested on December 31, 2002, your Fund owned:

 $15.17  Financial Services Stocks
  14.14  Cash and Cash Equivalents
  11.91  Technology Stocks
   9.65  Health Care Stocks
   9.58  Utilities Stocks
   7.96  Energy Stocks
   6.24  Shelter Stocks
   5.25  Business Equipment and Services Stocks
   5.00  Consumer Goods Stocks
   4.65  Raw Materials Stocks
   4.09  Capital Goods Stocks
   2.45  Retail Stocks
   1.62  Preferred Stocks
   1.41  Consumer Services Stocks
   0.88  Transportation Stocks

THE INVESTMENTS OF VALUE FUND
     December 31, 2002

                                              Shares          Value

COMMON STOCKS
Aircraft - 6.09%
 Lockheed Martin Corporation  ............   102,500   $  5,919,375
 Northrop Grumman Corporation  ...........    68,900      6,683,300
 Raytheon Company  .......................   225,000      6,918,750
                                                       ------------
                                                         19,521,425
                                                       ------------

Banks - 3.76%
 Bank of America Corporation  ............    50,000      3,478,500
 Citigroup Inc.  .........................   125,000      4,398,750
 U.S. Bancorp  ...........................   197,500      4,190,950
                                                       ------------
                                                         12,068,200
                                                       ------------

Beverages - 1.19%
 Coca-Cola Company (The)  ................    87,000      3,812,340
                                                       ------------

Business Equipment and Services - 5.25%
 Dun & Bradstreet Corporation (The)*  ....   110,000      3,793,900
 First Data Corporation  .................   120,000      4,249,200
 Genuine Parts Company  ..................   145,000      4,466,000
 Pitney Bowes Inc.  ......................   133,000      4,343,780
                                                       ------------
                                                         16,852,880
                                                       ------------

Capital Equipment - 2.03%
 Caterpillar Inc.  .......................    50,000      2,286,000
 Ingersoll-Rand Company Limited, Class A      98,400      4,237,104
                                                       ------------
                                                          6,523,104
                                                       ------------

Chemicals -- Petroleum and Inorganic - 1.28%
 du Pont (E.I.) de Nemours and Company  ..    96,600      4,095,840
                                                       ------------

Chemicals -- Specialty - 1.36%
 Air Products and Chemicals, Inc.  .......   101,900      4,356,225
                                                       ------------

Communications Equipment - 0.82%
 Cisco Systems, Inc.*  ...................   200,000      2,619,000
                                                       ------------

Computers -- Peripherals - 3.40%
 Microsoft Corporation*  .................   211,000     10,912,920
                                                       ------------

Cosmetics and Toiletries - 1.32%
 Estee Lauder Companies Inc. (The),
   Class A ...............................   160,000      4,224,000
                                                       ------------

Electrical Equipment - 2.06%
 Emerson Electric Co.  ...................   130,000      6,610,500
                                                       ------------

Electronic Components - 1.60%
 Intel Corporation  ......................   330,000      5,139,750
                                                       ------------

Food and Related - 1.97%
 ConAgra Foods, Inc.  ....................   200,900      5,024,509
 Dean Foods Company*  ....................    35,000      1,298,500
                                                       ------------
                                                          6,323,009
                                                       ------------

Forest and Paper Products - 5.53%
 Boise Cascade Corporation  ..............   100,000      2,522,000
 Sealed Air Corporation*  ................   261,609      9,758,016
 Smurfit-Stone Container Corporation*  ...   122,500      1,888,337
 Temple-Inland Inc.  .....................    80,000      3,584,800
                                                       ------------
                                                         17,753,153
                                                       ------------

Health Care -- Drugs - 7.09%
 Abbott Laboratories  ....................   233,600      9,344,000
 Merck & Co., Inc.  ......................    65,000      3,679,650
 Pharmacia Corporation  ..................   232,700      9,726,860
                                                       ------------
                                                         22,750,510
                                                       ------------

Health Care -- General - 2.56%
 Becton, Dickinson and Company  ..........    55,000      1,687,950
 Bristol-Myers Squibb Company  ...........   125,750      2,911,113
 Wyeth  ..................................    96,400      3,605,360
                                                       ------------
                                                          8,204,423
                                                       ------------

Insurance -- Property and Casualty - 5.49%
 American International Group, Inc.  .....    99,350      5,747,398
 Berkshire Hathaway Inc., Class B*  ......     2,000      4,846,000
 Chubb Corporation (The)  ................   134,200      7,005,240
                                                       ------------
                                                         17,598,638
                                                       ------------

Leisure Time Industry - 0.49%
 Walt Disney Company (The)*  .............    97,500      1,590,225
                                                       ------------

Mining - 2.01%
 Newmont Mining Corporation  .............   222,000      6,444,660
                                                       ------------

Petroleum -- Canada - 0.93%
 Nabors Industries Ltd.*  ................    84,400      2,976,788
                                                       ------------

Petroleum -- Domestic - 4.05%
 Burlington Resources Inc.  ..............   160,200      6,832,530
 Occidental Petroleum Corporation  .......   216,500      6,159,425
                                                       ------------
                                                         12,991,955
                                                       ------------

Petroleum -- International - 2.98%
 BP p.l.c., ADR  .........................    90,000      3,658,500
 Exxon Mobil Corporation  ................   169,200      5,911,848
                                                       ------------
                                                          9,570,348
                                                       ------------

Publishing - 0.92%
 Washington Post Company (The), Class B  .     4,000      2,952,000
                                                       ------------

Real Estate Investment Trusts - 0.71%
 ProLogis Trust  .........................    90,090      2,265,763
                                                       ------------

Restaurants - 0.95%
 McDonald's Corporation  .................   190,000      3,055,200
                                                       ------------

Retail -- General Merchandise - 1.50%
 Target Corporation  .....................   160,000      4,800,000
                                                       ------------

Security and Commodity Brokers - 5.92%
 American Express Company  ...............   136,700      4,832,345
 Goldman Sachs Group, Inc. (The)  ........    45,000      3,064,500
 Marsh & McLennan Companies, Inc.  .......    50,000      2,310,500
 Merrill Lynch & Co., Inc.  ..............   105,400      3,999,930
 Morgan Stanley  .........................   120,000      4,790,400
                                                       ------------
                                                         18,997,675
                                                       ------------

Tobacco - 0.52%
 UST Inc.  ...............................    50,000      1,671,500
                                                       ------------

Trucking and Shipping - 0.88%
 Hunt (J.B.) Transport Services, Inc.*  ..    96,100      2,816,210
                                                       ------------

Utilities -- Electric - 3.65%
 American Electric Power Company, Inc.  ..    75,900      2,074,347
 Cinergy Corp.  ..........................    70,000      2,360,400
 Exelon Corporation  .....................    85,000      4,485,450
 PPL Corporation  ........................    80,000      2,774,400
                                                       ------------
                                                         11,694,597
                                                       ------------

Utilities -- Gas and Pipeline - 1.55%
 FirstEnergy Corp.  ......................   150,400      4,958,688
                                                       ------------

Utilities -- Telephone - 4.38%
 ALLTEL Corporation  .....................    75,000      3,825,000
 BellSouth Corporation  ..................    70,000      1,810,900
 SBC Communications Inc.  ................   310,500      8,417,655
                                                       ------------
                                                         14,053,555
                                                       ------------

TOTAL COMMON STOCKS - 84.24%                           $270,205,081
 (Cost: $279,336,323)

PREFERRED STOCKS
Forest and Paper Products - 1.02%
 Sealed Air Corporation, $2,
   Convertible ...........................    77,000      3,280,200
                                                       ------------

Insurance -- Property and Casualty - 0.60%
 Chubb Corporation (The), 7.0%,
   Convertible* ..........................    80,000      1,916,000
                                                       ------------

TOTAL PREFERRED STOCKS - 1.62%                         $  5,196,200
 (Cost: $5,260,860)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Banks - 1.56%
 Wells Fargo & Company,
   1.29%, 1-16-03 ........................    $5,000      4,997,313
                                                       ------------

 Beverages - 1.56%
 Anheuser-Busch Companies, Inc.,
   1.3%, 1-16-03..........................     5,000      4,997,292
                                                       ------------

 Chemicals -- Petroleum and Inorganic - 0.87%
 du Pont (E.I.) de Nemours and Company,
   1.30036%, Master Note .................     2,795      2,795,000
                                                       ------------

 Food and Related - 0.62%
 ConAgra Foods, Inc.,
   1.42%, 1-13-03 ........................     2,000      1,999,053
                                                       ------------

 Forest and Paper Products - 1.25%
 Sonoco Products Co.,
   1.38%, 1-16-03 ........................     4,000      3,997,700
                                                       ------------

 Health Care -- Drugs - 3.52%
 GlaxoSmithKline Finance plc,
   1.32%, 1-13-03 ........................     5,290      5,287,673
 Merck & Co., Inc.,
   1.3%, 1-9-03 ..........................     3,000      2,999,133
 Pfizer Inc.,
   1.31%, 1-23-03 ........................     3,000      2,997,598
                                                       ------------
                                                         11,284,404
                                                       ------------

 Health Care -- General - 1.56%
 Johnson & Johnson,
   1.27%, 2-3-03 .........................     5,000      4,994,179
                                                       ------------

 Household -- General Products - 2.80%
 Kimberly-Clark Worldwide Inc.,
   1.28%, 1-22-03 ........................     7,000      6,994,773
 Procter & Gamble Company (The),
   1.3%, 2-10-03 .........................     2,000      1,997,111
                                                       ------------
                                                          8,991,884
                                                       ------------

Total Commercial Paper - 13.74%                          44,056,825

Municipal Obligation - 0.60%
 Washington
 Washington State Housing Finance Commission,
   Taxable Variable Rate Demand Multifamily
   Revenue Bonds (Mill Pointe Apartments Project),
   Series 1999B (U.S. Bank, National Association),
   1.4%, 1-2-03 ..........................     1,935      1,935,000
                                                       ------------

TOTAL SHORT-TERM SECURITIES - 14.34%                   $ 45,991,825
 (Cost: $45,991,825)

TOTAL INVESTMENT SECURITIES - 100.20%                  $321,393,106
 (Cost: $330,589,008)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.20%)        (635,002)

NET ASSETS - 100.00%                                   $320,758,104


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     VALUE FUND
     December 31, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value (Notes 1 and 4)  .     $321,393
 Cash  .............................................            1
 Receivables:
   Fund shares sold ................................        1,095
   Dividends and interest ..........................          456
 Prepaid insurance premium  ........................            5
                                                         --------
    Total assets  ..................................      322,950
LIABILITIES                                              --------
 Payable to Fund shareholders  .....................        1,277
 Payable for investment securities purchased  ......          710
 Accrued shareholder servicing (Note 3)  ...........          121
 Accrued service fee (Note 3)  .....................           54
 Accrued management fee (Note 3)  ..................            6
 Accrued accounting services fee (Note 3) ..........            5
 Accrued distribution fee (Note 3)  ................            3
 Other  ............................................           16
                                                         --------
    Total liabilities  .............................        2,192
                                                         --------
      Total net assets .............................     $320,758
NET ASSETS                                               ========
 $0.001 par value capital stock:
   Capital stock ...................................     $     35
   Additional paid-in capital ......................      374,824
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income..            6
   Accumulated undistributed net realized loss on
    investment transactions  .......................      (44,911)
   Net unrealized depreciation in value of
    investments  ...................................       (9,196)
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $320,758
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $9.08
 Class B  ..........................................        $8.97
 Class C  ..........................................        $9.00
 Class Y  ..........................................        $9.08
Capital shares outstanding:
 Class A  ..........................................       28,708
 Class B  ..........................................        3,566
 Class C  ..........................................        1,811
 Class Y  ..........................................        1,307
Capital shares authorized ..........................    1,000,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     VALUE FUND
     For the Six Months Ended December 31, 2002
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $7)    $  2,798
   Interest and amortization .......................          447
                                                         --------
    Total income  ..................................        3,245
                                                         --------
 Expenses (Note 3):
   Investment management fee .......................        1,109
   Shareholder servicing:
     Class A  ......................................          518
     Class B  ......................................          106
     Class C  ......................................           44
     Class Y  ......................................            8
   Service fee:
     Class A  ......................................          306
     Class B  ......................................           39
     Class C  ......................................           21
   Distribution fee:
     Class A  ......................................           18
     Class B  ......................................          116
     Class C  ......................................           63
   Registration fees ...............................           53
   Accounting services fee .........................           30
   Custodian fees ..................................           11
   Audit fees ......................................           11
   Legal fees ......................................            4
   Other............................................           86
                                                         --------
    Total expenses  ................................        2,543
                                                         --------
      Net investment income ........................          702
                                                         --------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTES 1 AND 4)
 Realized net loss on investments  .................      (24,294)
 Unrealized depreciation in value of investments
   during the period ...............................       (4,315)
                                                         --------
   Net loss on investments .........................      (28,609)
                                                         --------
    Net decrease in net assets resulting from
      operations ...................................     $(27,907)
                                                         ========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     VALUE FUND
     (In Thousands)

                                                 For the   For the
                                                   six      fiscal
                                                  months     year
                                                  ended     ended
                                               December 31,June 30,
                                                   2002      2002
INCREASE (DECREASE) IN NET ASSETS               --------- ---------
 Operations:
   Net investment income ............           $    702  $  1,046
   Realized net loss on investments .            (24,294)  (20,212)
   Unrealized depreciation ..........             (4,315)   (8,343)
                                                --------  --------
    Net decrease in net assets
      resulting from operations .....            (27,907)  (27,509)
                                                --------  --------
 Distributions to shareholders from
   net investment income (Note 1E):(1)
    Class A  ........................             (1,282)     (737)
    Class B  ........................                ---       ---
    Class C  ........................                ---       ---
    Class Y  ........................               (110)      (26)
                                                --------  --------
                                                  (1,392)     (763)
                                                --------  --------
 Capital share transactions
   (Note 6) .........................              3,304   243,443
                                                --------  --------
      Total increase (decrease) .....            (25,995)  215,171
NET ASSETS
 Beginning of period  ...............            346,753   131,582
                                                --------  --------
 End of period  .....................           $320,758  $346,753
                                                ========  ========
   Undistributed net investment income          $      6  $    696
                                                ========  ========

(1)See "Financial Highlights" on pages 16 - 19.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the For the        For the
                                       six  fiscal       period from
                                    months    year       12-15-00(1)
                                     ended   ended        through
                                  12-31-02 6-30-02        6-30-01
                                 -------- --------       --------
Net asset value,
 beginning of period  ..........     $9.89   $10.82         $10.00
                                     -----   ------         ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.03     0.02           0.03
 Net realized and unrealized
   gain (loss) on investments ..     (0.79)   (0.92)          0.79
                                     -----   ------         ------
Total from investment
 operations  ...................     (0.76)   (0.90)          0.82
                                     -----   ------         ------
Less distributions from net
 investment income  ............     (0.05)   (0.03)         (0.00)
                                     -----   ------         ------
Net asset value,
 end of period  ................     $9.08   $ 9.89         $10.82
                                     =====   ======         ======
Total return(2) ................     -7.74%   -8.30%          8.20%
Net assets, end of
 period (in millions)  .........      $261     $286           $109
Ratio of expenses to average
 net assets including voluntary
 expense waiver  ...............      1.47%(3) 1.39%          1.47%(3)
Ratio of net investment income
 to average net assets including
 voluntary expense waiver  .....      0.57%(3) 0.53%          1.17%(3)
Ratio of expenses to average
 net assets excluding voluntary
 expense waiver  ...............       ---(4)   ---(4)        1.50%(3)
Ratio of net investment income
 to average net assets excluding
 voluntary expense waiver  .....       ---(4)   ---(4)        1.14%(3)
Portfolio turnover rate ........     54.50%   60.26%          9.60%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the For the        For the
                                       six  fiscal       period from
                                    months    year       12-15-00(1)
                                     ended   ended        through
                                   12-31-026-30-02        6-30-01
                                   ----------------      --------
Net asset value,
 beginning of period     .......     $9.78   $10.77         $10.00
                                     -----   ------         ------
Income (loss) from investment
 operations:
 Net investment income (loss)  .     (0.02)   (0.04)          0.00
 Net realized and unrealized
   gain (loss) on investments ..     (0.79)   (0.95)          0.77
                                     -----   ------         ------
Total from investment
 operations  ...................     (0.81)   (0.99)          0.77
                                     -----   ------         ------
Less distributions from net
 investment income  ............     (0.00)   (0.00)         (0.00)
                                     -----   ------         ------
Net asset value,
 end of period  ................     $8.97   $ 9.78         $10.77
                                     =====   ======         ======
Total return ...................     -8.28%   -9.19%          7.70%
Net assets, end of period (in
 millions)  ....................       $32      $33           $13
Ratio of expenses to average
 net assets including
 voluntary expense waiver  .....      2.51%(2) 2.36%          2.42%(2)
Ratio of net investment income (loss)
 to average net assets including
 voluntary expense waiver  .....     -0.47%(2)-0.45%          0.14%(2)
Ratio of expenses to average
 net assets excluding
 voluntary expense waiver  .....       ---(3)   ---(3)        2.46%(2)
Ratio of net investment
 income to average net assets
 excluding voluntary expense
 waiver  .......................       ---(3)   ---(3)        0.10%(2)
Portfolio turnover rate ........     54.50%   60.26%          9.60%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the For the        For the
                                       six  fiscal       period from
                                    months    year       12-15-00(1)
                                     ended   ended        through
                                   12-31-026-30-02        6-30-01
                                  ----------------       --------
Net asset value,
 beginning of period  ..........     $9.80   $10.77         $10.00
                                     -----   ------         ------
Income (loss) from investment
 operations:
Net investment income (loss) ...     (0.02)   (0.03)          0.01
Net realized and unrealized
 gain (loss) on investments  ...     (0.78)   (0.94)          0.76
                                     -----   ------         ------
Total from investment
 operations  ...................     (0.80)   (0.97)          0.77
                                     -----   ------         ------
Less distributions from
 net investment income  ........     (0.00)   (0.00)         (0.00)
                                     -----   ------         ------
Net asset value,
 end of period  ................     $9.00   $ 9.80         $10.77
                                     =====   ======         ======
Total return ...................     -8.26%   -8.91%          7.70%
Net assets, end of period (in
 millions)  ....................       $16      $19             $9
Ratio of expenses to average
 net assets including
 voluntary expense waiver  .....      2.35%(2) 2.20%          2.25%(2)
Ratio of net investment income (loss)
 to average net assets including
 voluntary expense waiver  .....     -0.30%(2)-0.29%          0.39%(2)
Ratio of expenses to average
 net assets excluding
 voluntary expense waiver  .....       ---(3)   ---(3)        2.29%(2)
Ratio of net investment income
 to average net assets excluding
 voluntary expense waiver  .....       ---(3)   ---(3)        0.36%(2)
Portfolio turnover rate  .......     54.50%   60.26%          9.60%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the For the        For the
                                       six  fiscal       period from
                                    months    year       12-15-00(1)
                                     ended   ended        through
                                   12-31-026-30-02        6-30-01
                                   ----------------      --------
Net asset value,
 beginning of period  ..........     $9.91   $10.84         $10.00
                                     -----   ------         ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.04     0.01           0.07
 Net realized and unrealized
   gain (loss) on investments ..     (0.78)   (0.87)          0.77
                                     -----   ------         ------
Total from investment
 operations  ...................     (0.74)   (0.86)          0.84
                                     -----   ------         ------
Less distributions from net
 investment income  ............     (0.09)   (0.07)         (0.00)
                                     -----   ------         ------
Net asset value,
 end of period  ................     $9.08   $ 9.91         $10.84
                                     =====   ======         ======
Total return ...................     -7.60%   -7.85%          8.40%
Net assets, end of period (in
 millions)  ....................       $12       $9             $1
Ratio of expenses to average
 net assets including
 voluntary expense waiver  .....      0.96%(2) 0.95%          1.11%(2)
Ratio of net investment income
 to average net assets including
 voluntary expense waiver  .....      1.08%(2) 0.97%          1.77%(2)
Ratio of expenses to average
 net assets excluding
 voluntary expense waiver  .....       ---(3)   ---(3)        1.13%(2)
Ratio of net investment income
 to average net assets excluding
 voluntary expense waiver  .....       ---(3)   ---(3)        1.75%(2)
Portfolio turnover rate ........     54.50%   60.26%          9.60%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     December 31, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

The Fund, a Maryland corporation, was organized on September 7, 2000 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until December 15, 2000 (the date of the initial public offering).

On November 28, 2000, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At December 31, 2002, additional security costs amounted to $6,987, which is included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $989,380. During the period ended December 31, 2002, W&R received $40,954 and $3,580 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $681,083 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $6,864, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

Purchases of investment securities, other than United States Government obligations and short-term securities, aggregated $147,065,927, while proceeds from maturities and sales aggregated $145,433,888. Purchases of short-term securities aggregated $839,273,454, while proceeds from maturities and sales aggregated $840,622,182. No United States Government obligations were purchased or sold during the period ended December 31, 2002.

For Federal income tax purposes, cost of investments owned at December 31, 2002 was $330,589,008, resulting in net unrealized depreciation of $9,195,902, of which $11,269,677 related to appreciated securities and $20,465,579 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income ......................... $ 1,087,818
Distributed ordinary income .................     389,987
Undistributed ordinary income** .............     697,831

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................   3,196,360

Post-October capital losses deferred ........  16,963,401

**This entire amount was distributed prior to December 31, 2002.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

June 30, 2009 ...............................  $  405,394
Juen 30, 2010 ...............................   3,196,360
                                               ----------
Total carryover .............................  $3,601,754
                                               ==========

NOTE 6 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                             For the      For the
                                          six months  fiscal year
                                               ended        ended
                                        December 31,     June 30,
                                                2002         2002
                                         -----------     --------
Shares issued from sale of shares:
 Class A  ................................     5,714       23,856
 Class B  ................................       684        2,696
 Class C  ................................       521        1,554
 Class Y  ................................       453          883
Shares issued from reinvestment
 of dividend:
 Class A  ................................       138           69
 Class B  ................................       ---          ---
 Class C  ................................       ---          ---
 Class Y  ................................        12            2
Shares redeemed:
 Class A  ................................    (6,032)      (5,080)
 Class B  ................................      (521)        (503)
 Class C  ................................      (620)        (475)
 Class Y  ................................       (63)         (68)
                                              ------       ------
Increase in outstanding capital shares....       286       22,934
                                              ======       ======

Value issued from sale of shares:
 Class A  ................................   $51,676     $252,930
 Class B  ................................     6,078       28,359
 Class C  ................................     4,710       16,361
 Class Y  ................................     4,061        9,354
Value issued from reinvestment
 of dividend:
 Class A  ................................     1,266          726
 Class B  ................................       ---          ---
 Class C  ................................       ---          ---
 Class Y  ................................       109           26
Value redeemed:
 Class A  ................................   (53,972)     (53,400)
 Class B  ................................    (4,579)      (5,240)
 Class C  ................................    (5,491)      (4,946)
 Class Y  ................................      (554)        (727)
                                             -------     --------
Increase in outstanding capital ..........   $ 3,304     $243,443
                                             =======     ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Value Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Value Fund, Inc. (the "Fund") as of December 31, 2002, and the related statements of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended June 30, 2002, and the financial highlights for the six-month period ended December 31, 2002, the fiscal year ended June 30, 2002, and the fiscal period from December 15, 2000 (inception) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Value Fund, Inc. as of December 31, 2002, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended June 30, 2002, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
February 7, 2003

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III

OFFICERS
Henry J. Herrmann, President
Harry M. Flavin, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

------------------------------------

FOR MORE INFORMATION:
Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1021SA(12-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.